                                                                    EXHIBIT 99.1

--------------------------------------------------------------------------------
MORGAN STANLEY                      [GRAPHIC]                       May 19, 1997
Asset Finance Group
ABS/MBS Capital Markets
--------------------------------------------------------------------------------



                               ABS New Transaction

                             Computational Materials


                                  $700,000,000
                       Advanta Mortgage Loan Trust 1997-2
                              Home Equity Loan ABS



     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the

Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY                      [GRAPHIC]                       May 19, 1997
Asset Finance Group
ABS/MBS Capital Markets
--------------------------------------------------------------------------------

             $700,000,000 Advanta Mortgage Loan Trust, Series 1997-2
                  Advanta Mortgage Corp. USA -- Master Servicer

                                                       Transaction Highlights
                                                       ----------------------

----------     ----------------  -----------------  -------------   -------------- ------------  ----------  ------------  ---------
                                                                                      Payment                  Expected
                                 Approximate Class    Expected       Average Life   Windows to    Day Count      Final      Price to
                    Class             Size             Ratings       to 10% Call/    10% Call                  Maturity       the
Class(1)            Type           ($ thousands)      (Moody's/       Maturity(2)    (months)                    to 10%    Benchmark
                                                      Fitch/S&P)                                                Call(2)
----------     ----------------   -----------------  -------------  -------------- ------------  ----------  -----------  ---------
 A-1           Fixed Sequential      $165,800      Aaa/AAA/AAA      1.0 / 1.0      7/97 - 23      30 / 360       5/99          TBD
 A-2           Fixed Sequential       109,900      Aaa/AAA/AAA      3.0 / 3.0      5/99 - 34      30 / 360       2/02          TBD
 A-3           Fixed Sequential        10,500      Aaa/AAA/AAA      5.0 / 5.0      2/02 - 9       30 / 360       10/02         TBD
 A-4           Fixed Sequential        44,445      Aaa/AAA/AAA      7.3 / 9.2      10/02 - 35     30 / 360       8/05          TBD
 A-5           Lockout                 36,855      Aaa/AAA/AAA      6.4 / 6.6      8/00 - 61      30 / 360       8/05          TBD
M-1F           Fixed Subordinate       13,650      Aa2/AA/AA        5.6 / 6.2      8/00 - 61      30 / 360       8/05          TBD
M-2F           Fixed Subordinate       24,150      A2/A/A           5.6 / 6.1      7/00 - 62      30 / 360       8/05          TBD
B-1F           Fixed Subordinate       14,700      Baa2/BBB/BBB     5.6 / 5.9      7/00 - 62      30 / 360       8/05          TBD
 A-6           Floater                280,000      Aaa/AAA/AAA      3.0 / 3.2      7/97 - 98    Actual/360       8/05          TBD
                                                                   -------------- ------------  ----------  ------------   ---------
 A-7           Fixed Pay IO           (36,855)     Aaa/AAA/AAA                     PLEASE CALL DESK FOR DETAILS
----------   ----------------   -----------------  -------------   -------------- ------------  ----------  ------------   ---------
 Total                               $700,000          --               --            --           --                          --
----------   ----------------   -----------------  -------------   -------------- ------------  ----------  ------------   ---------



 Notes:   (1)  The Class A-1 through A-5, A7, M1F, M-2F, and B-1F certificates are backed by the Group I (fixed rate) pool of mortgage loans and the Class A-6 certificates by the Group II (ARM) pool of mortgage loans.

          (2) Class A-1 through A-5, A-7, M-1F, M-2F, and B-1F are priced at a prepayment speed of 115% of the prepayment assumption (PPM) which equals a prepayment speed starting at 3.45% CPR in month 1, increasing by 1.78% per month to 23% CPR in month 12, and remaining at 23% CPR thereafter on a seasoning adjusted basis. Class A-6 are priced at a constant prepayment speed of 25% CPR.



Originator/Master Servicer:     Advanta Mortgage Corp. USA and affiliates.

Trustee:                        Bankers Trust Company of California.

Underwriters:                   MORGAN STANLEY (lead manager), JP
                                Morgan,   Lehman   Brothers,   Salomon  Brothers
                                (co-managers)

Collateral:                     Fixed and floating rate conventional home equity
                                loans secured by first and second lien
                                mortgages. See "Collateral Description" page 8.

Class A-1 - A-5, A-7, M-1F,     The prepayment assumption is 115% of the
M-2F, B-1F Prepayment           prepayment curve, which equates to a prepayment
Speed:                          speed of 3.45% CPR in the first month,
                                increasing by 1.78% CPR each month to 23.0% CPR in month 12, and remaining at 23.0% CPR thereafter.

Class A-6 Prepayment Speed:     25% CPR

Expected Pricing Date:          May 22, 1997


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Expected Settlement Date:       June 17, 1997, through DTC, Euroclear, and
                                CEDEL.

Distribution Dates:             The 25th of each month, beginning July 25, 1997.

Optional Call                   10% Clean-up call (10% of collateral balance).

Net Available Funds Cap Rate:   The Class A-6 Certificates are subject to a Net
                                Available Funds Cap Rate and the Weighted
                                Average Net Lifetime Cap Rate as of such
                                Remittance Date. The Net Available Funds Cap
                                Rate is a per annum rate, equal to (i) the amount of interest due, collected and advanced on Group II, minus (ii) the Servicing and Trustee Fees on Group II, and minus (iii) 0.75% per annum "carve out" after the 9th month to be used for additional credit enhancement. There is a full "catch-up" feature for any interest shortfalls resulting from the Net Available
                                Funds Cap Rate. However, Advanta Mortgage is not obligated to pay any outstanding interest shortfall amounts if Advanta exercises its call option.

Trust Tax Status:               REMIC trust

ERISA Eligibility:              The Class A-1 through A-7 Certificates will be
                                ERISA eligible (and there will be no prefunding account). All other Certificates are not ERISA eligible.

SMMEA Eligibility:              The Certificates are not SMMEA eligible (as
                                there are 2nd mortgages in the pool).


--------------------------------------------------------------------------------
     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 Advanta Mortgage 1997-2 Collateral Description


Collateral:                     The collateral pool will consist of a
                                combination of first and junior lien home equity loans. These loans are predominantly used by borrowers to consolidate debt, to refinance an existing mortgage loan on more favorable terms, or to obtain cash proceeds by borrowing against the homeowner's equity in the related mortgage property.

                                Note that the following collateral description is only reflective of $296 million of fixed rate loans and $214 million of ARM loans. The transaction will be fully funded based on Advanta Mortgage's new loan originations, for a total transaction size of $700,000,000 million as of the closing date of this transaction. There will be no prefunding in this transaction.


                                        Fixed Rate Home Equity Loans - Group I         ARM Home Equity Loans - Group II
                                        --------------------------------------         --------------------------------
Aggregate Pool Balance ($MM):             $296.0                                       $213.6

Number of Loans:                          4,705                                        2,040

Average Outstanding Balance:              $62,902                                      $104,695

Interest Rate Index:                      NA                                           92.0% 6-mo. LIBOR; 8.0% 1-year CMT

Product Type:                             Fixed Rate Loans                             19.4% 6-mo ARM; 38.8% 2-yr/6-mo. ARM; 11.5%
                                                                                       3-yr/6-mo ARM; 22.4% 5-yr/6-mo ARM; 4.8% 1-yr
                                                                                       ARM; 3.1% 3-yr/1-yr ARM; 0.1% other

Weighted Average Gross Coupon:            10.85%                                       10.42%

Weighted Average Gross Margin:            NA                                           6.13%

Weighted Average Gross Interest
Rate Floor:                               NA                                           9.59%

Weighted Average Gross Interest
Rate Cap:                                 NA                                           17.14%

Weighted Average Gross Periodic
Interest Rate Cap:                        NA                                           1.25%

Weighted Average Months to
Interest Rate Roll:                       NA                                           28 months (approximately)

Weighted Average Interest Rate Roll
Frequency:                                NA                                           6 months (approximately)

Original Weighted Average Term:           252 months                                   352 months

Remaining Weighted Average Term:          251 months                                   351 months

Weighted Average Seasoning:               2 months                                     1 months

Lien Position:                            92.1% 1sts/7.9% non-1sts                     99.9% 1sts/0.1% non-1sts

Combined Loan to Value Ratio:             74.29%                                       77.00%

Property Type:                            91.8% single family; 4.3% 2-4 family; 3.8%   90.4% single family; 5.7% 2-4 family; 3.3%
                                          townhouse/condo; 0.1% other                  townhouse/condo; 0.7% other

Owner Occupancy:                          93.9% owner; 6.1% investor property          94.5% owner; 5.5% investor property

Geographic Distribution (>= 5%):          CA (11.0%), FL (8.2%), NY (6.8%),            CA (16.7%), WA (7.7%), IL (7.0%), NJ (6.8%)
                                          PA (5.4%), OH (5.1%)



--------------------------------------------------------------------------------
     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

             Average Life Sensitivity to Changes in Prepayment Rates

                           Assumes a 10% Clean-up Call

------------------------------------------------------------------------------------------------------------------------------------
                                                      Prepayment Assumption (PPC)
               ---------------------------------------------------------------------------------------------------------------------
                      50%               100%               115%(1)              150%                 175%                  250%
                      ---               ----               -------              ----                 ----                  ----
                 WAL      Mty.      WAL      Mty.       WAL      Mty.       WAL      Mty.        WAL      Mty.        WAL       Mty.
===================================================  ==================  ===========================================================
 Class A-1       1.93     7/01      1.13     8/99       1.02     5/99       0.84     12/98       0.75     10/98       0.59     6/98
 Class A-2       7.12     9/09      3.47     1/03       3.00     2/02       2.21     6/00        1.90     12/99       1.34     3/99
 Class A-3      12.95     1/11      5.95     10/03      5.00     10/02      3.39     3/01        2.63     2/00        1.80     4/99
 Class A-4      15.25     6/13      8.98     3/07       7.31     8/05       5.16     11/03       3.76     7/02        2.09     10/99
 Class A-5       7.86     2/12      6.71     3/07       6.44     8/05       5.76     11/03       4.96     7/02        2.66     6/00
 Class M-1F     11.04     6/13      6.43     3/07       5.58     8/05       4.57     11/03       4.18     7/02        3.43     12/00
 Class M-2F     11.04     6/13      6.43     3/07       5.57     8/05       4.51     11/03       4.02     7/02        3.52     12/00
 Class B-1F     11.00     6/13      6.43     3/07       5.57     8/05       4.46     11/03       3.92     7/02        3.45     12/00
---------------------------------------------------  ------------------  -----------------------------------------------------------

NOTE:
(1) "115%" column notes pricing prepayment speed of Advanta Mortgage Loan Trust 1997-1. The prepayment pricing speed on Class A-1 through A-5, A-7, M1-F, M-2F, and B-1F is 115% (or 1.15 times) of 100% PPM which equates to a pricing prepayment speed of 3.45% CPR in the first month, increasing by 1.78% CPR each month to 23.0% CPR in month 12, and remains at 23.0% CPR thereafter. 100% PPM has prepayments starting at 3.0% CPR in month 1, increasing by 1.55% per amonth to 20% CPR in month 12, and remaining at 20% CPR thereafter on a seasoning adjusted basis.

------------------------------------------------------------------------------------------------------------------------------------
                                                                CPR %
               ---------------------------------------------------------------------------------------------------------------------
                      10%                20%               25%(1)               30%                  40%                 50%
                      ---                ---               ------               ---                  ---                 ---
                 WAL      Mty.      WAL      Mty.      WAL       Mty.      WAL       Mty.        WAL      Mty.       WAL      Mty.
==================================================  ===================  ===========================================================
Class A-6       6.99      6/13     3.72      3/07       2.97     8/05      2.41      11/03       1.75     7/02        1.28     12/00

--------------------------------------------------  -------------------  -----------------------------------------------------------

NOTE:
(1) "25%" column denotes pricing prepayment speed of Advanta Mortgage Loan Trust 1997-1 Class A-6. Average Life Sensitivity to Changes in Prepayment Rates (Cont'd)



--------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          Assumes NO 10% Clean-up Call

------------------------------------------------------------------------------------------------------------------------------------
                                                     Prepayment Assumption (PPC)
               ---------------------------------------------------------------------------------------------------------------------
                      50%               100%               115%(1)              150%                 175%                 250%
                      ---               ----               -------              ----                 ----                 ----
                 WAL       Mty.     WAL      Mty.       WAL      Mty.      WAL       Mty.        WAL       Mty.       WAL      Mty.
==================================================  ===================  ===========================================================
 Class A-1       1.93     7/01      1.13     8/99       1.02     5/99      0.84      12/98       0.75     10/98       0.59     6/98
 Class A-2       7.12     9/09      3.47     1/03       3.00     2/02      2.21      6/00        1.90     12/99       1.34     3/99
 Class A-3      12.95     1/11      5.95     10/03      5.00     10/02     3.39      3/01        2.63     2/00        1.80     4/99
 Class A-4      17.29     11/24    10.76     1/16       9.15     11/13     6.08      4/11        3.98     4/09        2.09     10/99
 Class A-5       7.86     2/12      6.78     2/12       6.63     2/12      6.47      2/11        6.55     1/09        2.66     6/00
 Class M-1F     11.58     2/21      6.94     2/12       6.15     7/11      4.98      5/08        4.60     9/06        5.50     3/05
 Class M-2F     11.47     12/19     6.91     2/12       6.08     11/10     4.87      10/07       4.40     3/06        4.32     3/03
 Class B-1F     11.12     4/16      6.69     4/10       5.88     10/08     4.66      2/06        4.16     10/04       3.59     4/02
---------------------------------------------------  ------------------  -----------------------------------------------------------

NOTE:

(1) "115%" column notes pricing prepayment speed of Advanta Mortgage Loan Trust 1997-1. The prepayment pricing speed on Class A-1 through A-5, A-7, M1-F, M-2F, and B-1F is 115% (or 1.15 times) of 100% PPM which equates to a pricing prepayment speed of 3.45% CPR in the first month, increasing by 1.78% CPR each month to 23.0% CPR in month 12, and remains at 23.0% CPR thereafter. 100% PPM has prepayments starting at 3.0% CPR in month 1, increasing by 1.55% per amonth to 20% CPR in month 12, and remaining at 20% CPR thereafter on a seasoning adjusted basis.


------------------------------------------------------------------------------------------------------------------------------------
                                                                CPR %
               ---------------------------------------------------------------------------------------------------------------------
                      10%                20%               25%(1)               30%                  40%                 50%
                      ---                ---               ------               ---                  ---                 ---
                 WAL      Mty.      WAL      Mty.      WAL       Mty.      WAL       Mty.        WAL      Mty.       WAL      Mty.
==================================================  ===================  ===========================================================
Class A-6       7.70      1/26     4.07      1/19       3.21     1/15      2.62      11/11       1.86     9/07        1.38     1/05

--------------------------------------------------  -------------------  -----------------------------------------------------------



NOTE:
(1) "25%" column denotes pricing prepayment speed of Advanta Mortgage Loan Trust 1997-2 Class A-6.


--------------------------------------------------------------------------------
     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Advanta Mortgage Loan Trust, Series 1997-2

Available Funds Schedule

Assumptions:

             6 Month Libor = 20.00000
             1 Year CMT = 20.00000
             1 Month Libor = 20.00000

                                                                                                         Available
        Period    Date             Unpaid Balance        Bond Principal           Bond Interest          Funds Cap
           0     6/25/97           280,000,000.00                    0                        0            5.9175
           1     7/25/97           273,244,990.85         6,755,009.15             2,283,291.17           7.72542
           2     8/25/97           266,652,004.71         6,592,986.14             2,229,504.27           9.47539
           3     9/25/97           260,217,462.64         6,434,542.07             2,180,316.44           9.49545
           4    10/25/97           253,939,092.80         6,278,369.84             2,147,860.51           9.90492
           5    11/25/97           247,813,140.91         6,125,951.89             2,117,127.87           9.68185
           6    12/25/97           241,834,786.33         5,978,354.58             2,074,244.91          10.04424
           7     1/25/98           235,999,839.96         5,834,946.37             2,025,415.75           9.72604
           8     2/25/98           230,304,814.27         5,695,025.69             1,977,672.53           9.73158
           9     3/25/98           224,746,536.64         5,558,277.63             1,933,398.35          10.79351
          10     4/25/98           219,184,131.43         5,562,405.21             1,779,515.37           9.19495
          11     5/25/98           213,756,255.61         5,427,875.81             1,753,177.74           9.59838
          12     6/25/98           208,220,165.16         5,536,090.46             1,717,212.40           9.32923
          13     7/25/98           202,218,809.45         6,001,355.71             1,676,883.12            9.6641
          14     8/25/98           196,365,325.45         5,853,484.00             1,637,518.51           9.40385
          15     9/25/98           190,656,348.19         5,708,977.26             1,601,106.84           9.46883
          16    10/25/98           185,089,235.74         5,567,112.45             1,577,334.26           9.92782
          17    11/25/98           179,660,637.97         5,428,597.77             1,555,154.53           9.75738
          18    12/25/98           174,366,646.54         5,293,991.44             1,523,202.94          10.17387
          19     1/25/99           169,203,805.84         5,162,840.70             1,487,473.53           9.90665
          20     2/25/99           164,168,982.15         5,034,823.68             1,452,539.15           9.96916
          21     3/25/99           159,259,246.97         4,909,735.19             1,420,179.89          11.12235
          22     4/25/99           154,473,182.24         4,786,064.73             1,410,927.59          10.28823
          23     5/25/99           149,820,027.34         4,653,154.89             1,543,067.72          11.98707
          24     6/25/99           145,282,540.50         4,537,486.84             1,510,801.64          11.71058
          25     7/25/99           140,864,172.68         4,418,367.82             1,475,376.20          12.18626
          26     8/25/99           137,203,831.35         3,660,341.33             1,440,101.55          11.87226
          27     9/25/99           133,631,120.07         3,572,711.28             1,407,740.00          11.91508
          28    10/25/99           130,144,342.86         3,486,777.21             1,384,953.90          12.43681
          29    11/25/99           126,745,013.18         3,399,329.68             1,422,926.96          12.69691
          30    12/25/99           123,856,933.11         2,888,080.07             1,392,870.69          13.18746
          31     1/25/00           120,877,417.54         2,979,515.57             1,359,593.18          12.74763
          32     2/25/00           117,969,115.77         2,908,301.78             1,326,947.99          12.74822
          33     3/25/00           115,130,387.96         2,838,727.80             1,296,598.20            13.644
          34     4/25/00           112,361,127.05         2,769,260.91             1,288,871.59          13.00051
          35     5/25/00           109,663,826.47         2,697,300.58             1,343,983.38          14.35354
          36     6/25/00           107,030,910.35         2,632,916.13             1,312,282.16          13.89647



--------------------------------------------------------------------------------
     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

          37     7/25/00           104,460,827.75         2,570,082.59             1,280,829.55           14.3603
          38     8/25/00           101,952,083.98         2,508,743.78             1,250,126.66          13.89765
          39     9/25/00            99,503,219.80         2,448,864.18             1,220,155.66          13.89824
          40    10/25/00            97,112,810.65         2,390,409.15             1,190,899.17          14.36214
          41    11/25/00            94,781,513.54         2,331,297.11             1,205,381.14          14.41414
          42    12/25/00            92,505,843.27         2,275,670.27             1,176,500.20          14.89531
          43     1/25/01            90,284,476.72         2,221,366.55             1,148,307.47           14.4155
          44     2/25/01            88,116,122.18         2,168,354.54             1,120,786.61           14.4162
          45     3/25/01            85,999,518.60         2,116,603.58             1,093,921.63          15.96156
          46     4/25/01            83,933,900.85         2,065,617.74             1,075,699.88          14.52566
          47     5/25/01            81,918,172.44         2,015,728.42             1,058,609.52           15.1349
          48     6/25/01            79,950,547.12         1,967,625.32             1,033,236.40          14.64739
          49     7/25/01            78,029,880.68         1,920,666.44             1,008,467.96          15.13638
          50     8/25/01            76,155,056.09         1,874,824.59               984,289.82          14.64883
          51     9/25/01            74,324,982.82         1,830,073.27               960,687.96          14.64955
          52    10/25/01            72,538,596.26         1,786,386.56               937,648.67          15.13863
          53    11/25/01            70,795,308.44         1,743,287.82               922,674.83          14.77135
          54    12/25/01            69,093,635.55         1,701,672.88               900,546.33          15.26451
          55     1/25/02            67,432,587.57         1,661,047.98               878,945.30          14.77286
          56     2/25/02            65,811,197.97         1,621,389.61               857,859.22          14.77362
          57     3/25/02            64,228,523.16         1,582,674.81               837,275.85          16.35736
          58     4/25/02            62,683,759.05         1,544,764.11               819,316.60          14.81374
          59     5/25/02            61,178,904.88         1,504,854.17               826,211.59          15.81676
          60     6/25/02            59,709,933.14         1,468,971.73               806,399.52          15.30697
          61     7/25/02            58,275,991.01         1,433,942.14               787,059.50          15.81766
          62     8/25/02            56,876,245.86         1,399,745.14               768,180.32          15.30785
          63     9/25/02            55,509,884.88         1,366,360.99               749,751.03           15.3083
          64    10/25/02            54,176,114.49         1,333,770.39               731,760.94          15.81904
          65    11/25/02            52,875,441.90         1,300,672.59               725,719.55          15.55614
          66    12/25/02            51,605,774.68         1,269,667.22               708,309.62          16.07498
          67     1/25/03            50,366,376.12         1,239,398.56               691,314.51          15.55673
          68     2/25/03            49,156,527.02         1,209,849.11               674,724.37          15.55702
          69     3/25/03            47,975,525.20         1,181,001.81               658,529.57          17.22418
          70     4/25/03            46,822,685.19         1,152,840.02               642,720.73          15.55763
          71     5/25/03            45,698,323.98         1,124,361.21               636,683.82          16.31732
          72     6/25/03            44,600,760.90         1,097,563.08               621,402.10          15.79113
          73     7/25/03            43,529,359.36         1,071,401.54               606,484.52          16.31769
          74     8/25/03            42,483,497.87         1,045,861.49               591,922.41           15.7915
          75     9/25/03            41,462,569.69         1,020,928.19               577,707.33          15.79168
          76    10/25/03            40,465,982.44           996,587.24               563,831.05          16.31827
          77    11/25/03            39,493,925.00           972,057.44               558,316.63          16.02254
          78    12/25/03            38,545,034.23           948,890.76               544,908.32          16.55672
          79     1/25/04            37,618,759.91           926,274.33               531,819.53          16.02274
          80     2/25/04            36,714,564.81           904,195.09               519,042.65          16.02284
          81     3/25/04            35,831,924.50           882,640.32               506,570.29          17.12797
          82     4/25/04            34,970,326.94           861,597.56               494,395.22          16.02304
          83     5/25/04            34,129,886.59           840,440.35               489,507.50          16.79736
          84     6/25/04            33,309,476.43           820,410.16               477,744.38          16.25555



--------------------------------------------------------------------------------
     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

          85     7/25/04            32,508,620.75           800,855.68               466,261.60          16.79744
          86     8/25/04            31,726,855.12           781,765.63               455,052.49          16.25563
          87     9/25/04            30,963,726.12           763,129.00               444,110.57          16.25567
          88    10/25/04            30,218,791.09           744,935.03               433,429.47          16.79757
          89    11/25/04            29,492,100.89           726,690.19               428,987.35          16.48573
          90    12/25/04            28,782,731.54           709,369.35               418,671.39          17.03526

          91     1/25/05            28,090,271.69           692,459.86               408,601.32          16.48574
          92     2/25/05            27,414,319.72           675,951.96               398,771.28          16.48575
          93     3/25/05            26,754,483.58           659,836.15               389,175.59          18.25209
          94     4/25/05            26,110,380.47           644,103.10               379,808.67          16.48577
          95     5/25/05            25,481,779.82           628,600.65               372,499.50           17.1196
          96     6/25/05            24,868,168.09           613,611.73               363,531.66          16.56736
          97     7/25/05            24,269,189.26           598,978.83               354,777.66           17.1196
          98     8/25/05            23,684,495.75           584,693.51               346,232.41          16.56736
          99     9/25/05            23,113,748.22           570,747.53               337,890.97          16.56736
         100    10/25/05            22,556,615.38           557,132.84               329,748.48           17.1196
         101    11/25/05            22,012,773.80           543,841.58               321,800.22          16.56736
         102    12/25/05            21,481,907.70           530,866.09               314,041.58           17.1196
         103     1/25/06            20,963,708.83           518,198.87               306,468.06          16.56735
         104     2/25/06            20,457,876.22           505,832.62               299,075.24          16.56735
         105     3/25/06            19,964,116.04           493,760.18               291,858.85          18.34243
         106     4/25/06            19,482,141.43           481,974.61               284,814.69          16.56735
         107     5/25/06            19,011,672.34           470,469.08               277,938.66           17.1196
         108     6/25/06            18,552,435.37           459,236.97               271,226.78          16.56735
         109     7/25/06            18,104,163.60           448,271.78               264,675.13          17.11959
         110     8/25/06            17,666,596.41           437,567.18               258,279.92          16.56735
         111     9/25/06            17,239,479.42           427,117.00               252,037.42          16.56735
         112    10/25/06            16,822,564.23           416,915.19               245,944.01          17.11959
         113    11/25/06            16,415,608.36           406,955.87               239,996.14          16.56734
         114    12/25/06            16,011,277.26           404,331.10               234,190.36          17.11959
         115     1/25/07            15,589,818.78           421,458.48               228,524.11          16.57474
         116     2/25/07            15,178,431.85           411,386.92               222,996.37          16.61107
         117     3/25/07            14,776,877.06           401,554.80               217,600.72          18.43223
         118     4/25/07            14,384,920.63           391,956.43               212,334.04          16.68698
         119     5/25/07            14,002,334.36           382,586.27               207,193.24           17.2842
         120     6/25/07            13,628,895.45           373,438.91               202,175.34          16.76751
         121     7/25/07            13,264,386.39           364,509.06               197,277.41          17.36992
         122     8/25/07            12,908,594.82           355,791.56               192,496.60          16.85298
         123     9/25/07            12,561,313.45           347,281.38               187,830.13          16.89768
         124    10/25/07            12,222,339.87           338,973.58               183,275.27          17.50855
         125    11/25/07            11,891,476.49           330,863.38               178,829.38          16.99125
         126    12/25/07            11,568,530.40           322,946.08               174,489.86          17.60823
         127     1/25/08            11,253,313.30           315,217.11               170,254.18          17.09072
         128     2/25/08            10,945,641.30           307,671.99               166,119.87          17.14281
         129     3/25/08            10,645,334.93           300,306.37               162,084.52          18.38251
         130     4/25/08            10,352,218.95           293,115.98               158,145.77          17.25198
         131     5/25/08            10,066,122.28           286,096.67               154,301.34          17.88618
         132     6/25/08             9,786,877.90           279,244.38               150,548.96          17.36826


--------------------------------------------------------------------------------
     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

         133     7/25/08             9,514,322.76           272,555.14               146,886.46          18.01021
         134     8/25/08             9,248,297.68           266,025.08               143,311.69           17.4922
         135     9/25/08             8,988,647.26           259,650.43               139,822.57          17.55724
         136    10/25/08             8,735,219.77           253,427.49               136,417.06          18.21191
         137    11/25/08             8,487,867.10           247,352.67               133,093.16          17.69387
         138    12/25/08             8,246,444.64           241,422.45               129,848.94          18.35782
         139     1/25/09             8,010,811.24           235,633.40               126,682.50          17.83983
         140     2/25/09             7,780,829.07           229,982.17               123,591.99          17.91656
         141     3/25/09             7,556,363.58           224,465.49               120,575.59          19.92407
         142     4/25/09             7,337,283.43           219,080.15               117,631.56          18.07806
         143     5/25/09             7,123,460.38           213,823.05               114,758.15           18.7685
         144     6/25/09             6,914,769.23           208,691.14               111,953.70          18.25107
         145     7/25/09             6,711,087.78           203,681.45               109,216.55          18.95361
         146     8/25/09             6,512,296.70           198,791.08               106,545.11          18.43662
         147     9/25/09             6,318,279.50           194,017.19               103,937.81          18.53447
         148    10/25/09             6,128,922.48           189,357.02               101,393.13           19.2571
         149    11/25/09             5,944,114.62           184,807.87                98,909.56          18.74109
         150    12/25/09             5,763,747.52           180,367.10                96,485.66          19.47856

         151     1/25/10             5,587,715.38           176,032.14                94,120.01          18.96347
         152     2/25/10             5,415,914.90           171,800.47                91,811.21          19.08105
         153     3/25/10             5,248,245.25           167,669.65                86,185.26             20.46
         154     4/25/10             5,084,607.97           163,637.28                87,358.79          19.33006
         155     5/25/10             4,924,906.94           159,701.02                85,212.56          20.11071
         156     6/25/10             4,769,048.35           155,858.59                83,117.95          19.59917
         157     7/25/10             4,616,940.59           152,107.76                81,073.74          20.39998
         158     8/25/10             4,468,494.24           148,446.35                79,078.73          19.89052
         159     9/25/10             4,323,621.99           144,872.25                77,131.74          20.04531
         160    10/25/10             4,182,238.62           141,383.37                73,717.75             20.46
         161    11/25/10             4,044,260.93           137,977.69                73,377.27          20.37481
         162    12/25/10             3,909,607.68           134,653.24                68,954.65             20.46
         163     1/25/11             3,778,199.59           131,408.09                68,880.77             20.46
         164     2/25/11             3,649,959.24           128,240.35                66,565.58             20.46
         165     3/25/11             3,524,811.05           125,148.19                58,083.02             20.46
         166     4/25/11             3,402,681.24           122,129.80                62,101.30             20.46
         167     5/25/11             3,283,497.80           119,183.44                58,015.72             20.46
         168     6/25/11             3,167,190.40           116,307.40                57,849.76             20.46
         169     7/25/11             3,053,690.41           113,500.00                54,000.60             20.46
         170     8/25/11             2,942,930.80           110,759.61                53,800.94             20.46
         171     9/25/11             2,834,846.16           108,084.64                51,849.54             20.46
         172    10/25/11             2,729,372.63           105,473.53                48,334.13             20.46
         173    11/25/11             2,626,447.85           102,924.78                48,087.00             20.46
         174    12/25/11             2,526,010.96           100,436.89                44,780.94             20.46
         175     1/25/12             2,428,002.54            98,008.42                44,504.10             20.46
         176     2/25/12             2,332,364.58            95,637.96                42,777.36             20.46
         177     3/25/12             2,239,040.46            93,324.12                38,441.26             20.46
         178     4/25/12             2,147,974.89            91,065.57                39,448.16             20.46
         179     5/25/12             2,059,113.90            88,860.99                36,622.97             20.46
         180     6/25/12             1,972,404.81            86,709.09                36,278.16             20.46


--------------------------------------------------------------------------------
     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS

SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

         181     7/25/12             1,887,796.18            84,608.63                33,629.50             20.46
         182     8/25/12             1,805,237.81            82,558.37                33,259.82             20.46
         183     9/25/12             1,724,680.68            80,557.13                31,805.28             20.46
         184    10/25/12             1,646,076.94            78,603.74                29,405.81             20.46
         185    11/25/12             1,569,379.88            76,697.07                29,001.13             20.46
         186    12/25/12             1,494,543.89            74,835.99                26,757.93             20.46
         187     1/25/13             1,421,524.45            73,019.43                26,331.37             20.46
         188     2/25/13             1,350,278.12            71,246.34                25,044.89             20.46
         189     3/25/13             1,280,762.46            69,515.66                21,487.43             20.46
         190     4/25/13             1,212,936.05            67,826.40                22,564.90             20.46
         191     5/25/13             1,146,758.47            66,177.58                20,680.56             20.46
         192     6/25/13             1,082,190.25            64,568.22                20,203.97             20.46
         193     7/25/13             1,019,192.86            62,997.39                18,451.34             20.46
         194     8/25/13               957,728.68            61,464.18                17,956.48             20.46
         195     9/25/13               897,761.00            59,967.68                16,873.58             20.46
         196    10/25/13               839,253.97            58,507.03                15,306.83             20.46
         197    11/25/13               782,172.60            57,081.37                14,786.26             20.46
         198    12/25/13               726,482.73            55,689.87                13,336.04             20.46
         199     1/25/14               672,151.01            54,331.71                12,799.41             20.46
         200     2/25/14               619,144.90            53,006.11                11,842.18             20.46
         201     3/25/14               567,432.61            51,712.29                 9,852.66             20.46
         202     4/25/14               516,983.13            50,449.48                 9,997.22             20.46
         203     5/25/14               467,766.17            49,216.96                 8,814.56             20.46
         204     6/25/14               419,752.17            48,014.00                 8,241.26             20.46
         205     7/25/14               372,912.27            46,839.90                 7,156.77             20.46
         206     8/25/14               327,218.30            45,693.97                 6,570.09             20.46
         207     9/25/14               282,642.76            44,575.54                 5,765.04             20.46
         208    10/25/14               239,158.80            43,483.95                 4,819.06             20.46
         209    11/25/14               196,740.23            42,418.57                 4,213.58             20.46
         210    12/25/14               155,361.46            41,378.77                 3,354.42             20.46

         211     1/25/15               114,997.51            40,363.95                 2,737.21             20.46
         212     2/25/15                75,624.01            39,373.50                 2,026.06             20.46
         213     3/25/15                37,217.17            38,406.84                 1,203.43             20.46
         214     4/25/15                        0            37,217.17                    655.7             20.46


--------------------------------------------------------------------------------
     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Current Balance                       Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
1 -             20,000                        6           111,228.99           0.05       11.32      18,538      57.853       100
20,001 -        30,000                       55         1,481,967.02           0.69      11.201      26,945      69.327     90.96
30,001 -        40,000                      109         3,883,732.99           1.82       11.48      35,631      70.704     85.16
40,001 -        50,000                      161         7,330,086.21           3.43      11.304      45,528      74.349      92.5
50,001 -        60,000                      186        10,354,795.85           4.85      10.937      55,671       74.05      83.5
60,001 -        70,000                      176        11,498,965.41           5.38      10.614      65,335      74.747      88.6
70,001 -        80,000                      218        16,351,258.37           7.66      10.582      75,006      77.326     87.01
80,001 -        90,000                      162        13,805,242.69           6.46       10.76      85,218      75.242     86.57
90,001 -       100,000                      156        14,914,622.65           6.98      10.304      95,607      77.007     83.35
100,001 -      125,000                      290        32,443,919.12          15.19      10.434     111,876        78.3     84.56
125,001 -      150,000                      168        22,922,099.36          10.73      10.298     136,441      78.224     84.42
150,001 -      200,000                      185        31,890,250.98          14.93      10.245     172,380      79.121        77
200,001 -      250,000                       80        17,712,963.05           8.29      10.002     221,412      77.556     63.82
250,001 -      300,000                       45        12,548,601.65           5.88      10.292     278,858      76.828     52.52
300,001 -      400,000                       31        10,379,551.22           4.86      10.299     334,824      78.135     74.34
400,001 -      500,000                        8         3,354,349.50           1.57       9.766     419,294      75.416     50.62
500,001 -      600,000                        2         1,126,118.07           0.53       9.645     563,059      63.311     51.59
600,001 >=                                    2         1,468,669.65           0.69       8.462     734,335      73.883       100
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    2,040       213,578,422.78            100      10.424     104,695      76.997     79.45
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Min:   14,492.54
Max:   829,469.65
Average:   104,695.31
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

--------------------------------------------------------------------------------





This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Coupon                                Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
------------------------------------------------------------------------------------------------------------------------------------
6.251 -   6.500                                 2         357,621.06          0.17         6.48     178,811      68.553       100
6.501 -   6.750                                 1         206,281.06           0.1         6.75     206,281       74.46       100
7.001 -   7.250                                 4         230,718.29          0.11        7.235      57,680      68.344       100
7.251 -   7.500                                 2         285,500.00          0.13          7.5     142,750      70.328     19.09
7.501 -   7.750                                13       1,340,956.68          0.63        7.688     103,151      65.589       100
7.751 -   8.000                                25       2,921,153.35          1.37        7.966     116,846      80.561     97.21
8.001 -   8.250                                32       4,872,985.16          2.28        8.198     152,281        74.3     81.43
8.251 -   8.500                                49       5,559,112.93           2.6        8.471     113,451      73.343     73.55
8.501 -   8.750                                72       9,472,415.48          4.44        8.714     131,561      77.261     76.17
8.751 -   9.000                               159      17,916,921.08          8.39        8.962     112,685      76.154     78.28
9.001 -   9.250                                98      11,512,804.78          5.39        9.208     117,478       76.35      78.1
9.251 -   9.500                               123      14,266,137.60          6.68        9.461     115,985      77.402     74.43
9.501 -   9.750                               129      15,023,355.61          7.03        9.707     116,460      78.606      76.2
9.751 -   10.000                              199      21,091,298.28          9.88        9.958     105,986      80.772     79.42
10.001 -  10.250                              119      14,166,454.02          6.63       10.207     119,046      79.611     77.43
10.251 -  10.500                              116      11,562,409.97          5.41       10.444      99,676      77.284     82.74
10.501 -  10.750                              117      12,925,568.80          6.05       10.687     110,475      80.146     71.23
10.751 -  11.000                              116      11,231,737.28          5.26       10.944      96,825      78.307     83.37
11.001 -  11.250                               71       6,735,128.55          3.15       11.194      94,861      78.918     82.03
11.251 -  11.500                               65       5,761,767.76           2.7       11.426      88,643      77.678     88.56
11.501 -  11.750                               67       6,946,540.06          3.25       11.707     103,680       78.81     78.24
11.751 -  12.000                               97       8,434,775.71          3.95       11.959      86,956       76.32     90.79
12.001 -  12.250                               47       4,107,677.99          1.92       12.203      87,397      77.087     71.94
12.251 -  12.500                               49       4,732,777.63          2.22       12.438      96,587      76.339     85.53
12.501 -  12.750                               56       4,666,445.35          2.18       12.711      83,329      76.752     96.92
12.751 -  13.000                               48       4,460,432.11          2.09        12.97      92,926      72.887     85.42
13.001 -  13.250                               20       1,673,350.52          0.78       13.202      83,668      70.349     80.61
13.251 -  13.500                               23       1,621,216.14          0.76       13.468      70,488      67.809     74.25
13.501 -  13.750                               19       1,398,345.10          0.65       13.694      73,597      63.847     74.49
13.751 -  14.000                               15         915,229.98          0.43       13.976      61,015       67.14     74.79
14.001 -  14.250                               11       1,029,826.41          0.48       14.244      93,621      65.724     82.33
14.251 -  14.500                               15       1,562,492.75          0.73       14.494     104,166      63.707     54.43
14.501 -  14.750                               15       1,058,668.92           0.5       14.748      70,578      65.961     76.55
14.751 -  15.000                               31       2,496,548.00          1.17       14.992      80,534      64.694     87.52
15.001 -  15.250                                4         410,769.92          0.19       15.244     102,692          65     53.64
15.251 -  15.500                                2          80,251.89          0.04         15.5      40,126          65     39.28
15.501 -  15.750                                4         245,014.28          0.11       15.675      61,254          65     53.59
15.751 -  16.000                                5         297,732.28          0.14       15.949      59,546      63.569     12.01
---------------------------           --------------------------------------------------------------------------------------------
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                      2,040     213,578,422.78           100       10.424     104,695      76.997     79.45
Min:   6.375
Max:   16.000
Weighted Average:   10.424


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Original Term                         Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
60                                            1           121,300.54           0.06       9.875     121,301       95.83       100
72                                            1            36,000.00           0.02        8.25      36,000          48       100
84                                            8           340,060.00           0.16      11.371      42,508      73.315       100
120                                           9           567,169.97           0.27       10.36      63,019      68.013       100
132                                           1           108,000.00           0.05       8.375     108,000          80       100
180                                          56         4,116,677.49           1.93      10.309      73,512       75.46     99.04
204                                           1           103,522.65           0.05      10.875     103,523          85       100
228                                           9           797,618.84           0.37        9.58      88,624      81.189     94.18
239                                           2           185,843.10           0.09       9.314      92,922      79.741       100
240                                          55         4,477,954.21            2.1      10.516      81,417      81.343       100
252                                           1            67,294.85           0.03       8.115      67,295       76.71       100
300                                           6           554,062.05           0.26       9.393      92,344      81.889       100
324                                           1            42,433.20           0.02       8.625      42,433       80.19       100
348                                           1            89,948.50           0.04        9.25      89,949          75       100
360                                       1,888       201,970,537.38          94.57      10.434     106,976      76.919     78.31
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    2,040       213,578,422.78            100      10.424     104,695      76.997     79.45
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Min:   60
Max:   360
Weighted Average:   352
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS

SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Stated Remaining Term                 Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
49 -  60                                      1           121,300.54           0.06       9.875     121,301       95.83       100
61 -  72                                      1            36,000.00           0.02        8.25      36,000          48       100
73 -  84                                      8           340,060.00           0.16      11.371      42,508      73.315       100
109 - 120                                     9           567,169.97           0.27       10.36      63,019      68.013       100
121 - 132                                     1           108,000.00           0.05       8.375     108,000          80       100
133 - 144                                     1            45,159.91           0.02      13.625      45,160          75       100
169 - 180                                    55         4,071,517.58           1.91      10.272      74,028      75.465     99.03
193 - 204                                     1           103,522.65           0.05      10.875     103,523          85       100
217 - 228                                     9           797,618.84           0.37        9.58      88,624      81.189     94.18
229 - 240                                    57         4,663,797.31           2.18      10.468      81,821      81.279       100
241 - 252                                     1            67,294.85           0.03       8.115      67,295       76.71       100
289 - 300                                     6           554,062.05           0.26       9.393      92,344      81.889       100
313 - 324                                     1            42,433.20           0.02       8.625      42,433       80.19       100
325 - 336                                     4           587,167.48           0.27      11.067     146,792      78.686     74.03
337 - 348                                     3           344,863.24           0.16       9.805     114,954      81.977       100
349 - 360                                 1,882       201,128,455.16          94.17      10.432     106,870      76.905      78.3
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    2,040       213,578,422.78            100      10.424     104,695      76.997     79.45
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Min:   55
Max:   360
Weighted Average:   351
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Seasoning                             Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
=<0                                         796        80,422,006.01          37.65      10.516     101,033      78.052     83.74
1 -   2                                   1,140       121,207,279.64          56.75       10.37     106,322      76.378     77.18
3 -   4                                      81         9,028,332.75           4.23      10.269     111,461      74.866     72.72
5 -   6                                       9         1,088,613.87           0.51      11.014     120,957      81.749     96.47
7 -   8                                       5           497,509.56           0.23      11.073      99,502      69.976     89.31
9 -  10                                       1           241,599.86           0.11        8.25     241,600       94.92         0
11 -  12                                      2           270,047.80           0.13       9.783     135,024      81.189     23.78
19 -  20                                      1           190,705.90           0.09         9.5     190,706       84.25       100
27 -  28                                      3           553,988.85           0.26      11.198     184,663       78.91     72.48
29 -  30                                      1            33,178.63           0.02       8.875      33,179       74.95       100
43 -  44                                      1            45,159.91           0.02      13.625      45,160          75       100
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    2,040       213,578,422.78            100      10.424     104,695      76.997     79.45
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Min:   0
Max:   44
Weighted Average:   1
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT

NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Combined Current LTV                  Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
10.01 -   15.00                               1            57,975.02           0.03      10.125      57,975       12.61       100
15.01 -   20.00                               2            79,988.34           0.04      10.352      39,994      19.184     68.76
20.01 -   25.00                               4           168,578.44           0.08      10.441      42,145      22.858     64.42
25.01 -   30.00                               8           647,909.95            0.3      10.668      80,989      27.368     86.11
30.01 -   35.00                               2            81,000.00           0.04        9.59      40,500      32.544       100
35.01 -   40.00                              15         1,385,116.06           0.65       9.323      92,341       38.06     67.46
40.01 -   45.00                              23         1,808,265.31           0.85      10.043      78,620       42.89      68.5
45.01 -   50.00                              25         2,055,383.22           0.96      10.275      82,215      47.555     61.19
50.01 -   55.00                              27         2,686,870.00           1.26      10.699      99,514      53.041     58.09
55.01 -   60.00                              54         4,327,026.13           2.03      11.057      80,130      58.132      60.7
60.01 -   65.00                             190        17,844,919.23           8.36      12.509      93,921      64.107     68.07
65.01 -   70.00                             156        15,521,414.47           7.27      10.367      99,496      68.728     74.11
70.01 -   75.00                             264        27,100,996.48          12.69       9.895     102,655      74.135     73.89
75.01 -   80.00                             523        59,681,625.56          27.94      10.179     114,114      79.435     66.99
80.01 -   85.00                             619        64,889,435.64          30.38      10.338     104,829      84.265     96.47
85.01 -   90.00                             115        13,750,684.15           6.44       10.34     119,571      89.273     99.67
90.01 -   95.00                              11         1,369,934.24           0.64       9.283     124,539      93.826     82.36
95.01 -  100.00                               1           121,300.54           0.06       9.875     121,301       95.83       100
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    2,040       213,578,422.78            100      10.424     104,695      76.997     79.45
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Min:   12.61
Max:   95.83
Weighted Average:   77.00
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Junior Loan Ratio                     Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
70.001 -  80.000                              3           169,362.60            100      12.429      56,454      76.274         0
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                        3           169,362.60            100      12.429      56,454      76.274         0
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Min:   73.52
Max:   79.54
Weighted Average:   78.06
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Index Type                            Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Treasury - 1 Year CMT                       147        17,011,010.88           7.96       9.658     115,721      74.843     79.81
Libor - 6 Month                           1,893       196,567,411.90          92.04      10.491     103,839      77.183     79.42
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    2,040       213,578,422.78            100      10.424     104,695      76.997     79.45
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Product Type                          Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
ARM - 6 Month                                 351      41,339,816.27          19.36      10.342     117,777      76.529     73.27
ARM - 2 Year/6 Month                          789      82,798,984.83          38.77      10.732     104,942       76.12     67.21
ARM - 3 Year/6 Month                          251      24,554,252.89           11.5       9.906      97,826      78.327     93.19
ARM - 5 Year/6 Month                          502      47,874,357.91          22.42      10.502      95,367      79.001     98.79
ARM - 1 Year                                   87      10,259,293.45            4.8       9.456     117,923      77.989     87.97
ARM - 3 Year/1 Year                            57       6,519,846.49           3.05      10.023     114,383      69.892     66.24
ARM - 5 Year/1 Year                             3         231,870.94           0.11       8.354      77,290      74.903       100
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                      2,040     213,578,422.78            100      10.424     104,695      76.997     79.45
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Lien Position                         Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
1st Lien                                  2,037       213,409,060.18          99.92      10.423     104,766      76.998     79.51
2nd Lien                                      3           169,362.60           0.08      12.429      56,454      76.274         0
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    2,040       213,578,422.78            100      10.424     104,695      76.997     79.45
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS

SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Property Type                         Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Single Family Residence                   1,832       192,969,976.30          90.35      10.404     105,333      77.113     79.29
Rowhouse/Townhouse/Condo                     87         7,048,342.78            3.3      10.219      81,015      78.769     76.15
Two to Four Family Homes                    115        12,073,302.61           5.65      10.713     104,985      74.027     81.36
Other                                         6         1,486,801.09            0.7      11.651     247,800       77.69       100
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    2,040       213,578,422.78            100      10.424     104,695      76.997     79.45
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------


---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Occupancy                             Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Investor Property                           137        11,837,309.75           5.54      10.784      86,404       72.38     84.61
Owner Occupied                            1,903       201,741,113.03          94.46      10.403     106,012      77.268     79.15
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    2,040       213,578,422.78            100      10.424     104,695      76.997     79.45
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Documentation Level                   Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Full Documentation                        1,703       169,689,034.52          79.45      10.432      99,641      78.133       100
Light Documentation                          55         7,875,692.52           3.69       9.723     143,194      76.519         0
Stated Documentation                        282        36,013,695.74          16.86      10.541     127,708      71.748         0
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    2,040       213,578,422.78            100      10.424     104,695      76.997     79.45
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT

NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Geographic Distribution               Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
AL                                            5           339,081.35           0.16      10.224      67,816      75.078     54.03
AR                                            2           116,805.60           0.05       8.643      58,403          85       100
AZ                                           71         6,415,099.15              3       10.93      90,354      76.783     82.15
CA                                          215        35,700,683.35          16.72       9.785     166,050      77.389     74.35
CO                                           75         8,328,351.38            3.9      10.294     111,045      77.312     71.51
CT                                            9           874,118.99           0.41       9.798      97,124      69.978      91.3
DC                                            3           289,725.14           0.14       9.945      96,575      77.283     71.02
DE                                           10           967,261.65           0.45        9.73      96,726       83.51       100
FL                                          111         9,073,568.77           4.25      10.885      81,744      78.875     81.76
GA                                           45         6,250,359.36           2.93      10.585     138,897      79.793      78.2
HI                                            4           881,978.62           0.41      11.152     220,495      71.337     66.01
IA                                            2           126,587.51           0.06       9.491      63,294      82.986       100
ID                                            7           697,771.06           0.33      10.125      99,682      74.694     52.97
IL                                          160        14,860,846.88           6.96      10.804      92,880       73.57     89.35
IN                                           51         4,017,617.21           1.88      10.852      78,777      80.031     90.27
KS                                            8           381,182.32           0.18       11.78      47,648      79.439     82.59
KY                                           10           636,710.70            0.3       9.995      63,671      80.231       100
LA                                            1           174,318.63           0.08        9.75     174,319          80       100
MA                                           39         4,850,371.52           2.27      10.992     124,369      70.549     67.63
MD                                           64         6,553,875.19           3.07        9.72     102,404      81.793     97.64
ME                                            5           410,354.92           0.19        9.16      82,071      80.187       100
MI                                           95         7,576,198.46           3.55      10.419      79,749      76.819     87.79
MN                                           25         2,210,666.82           1.04      11.937      88,427      74.938     86.55
MO                                           36         2,923,115.90           1.37      10.639      81,198      80.592      97.1
MS                                            2           175,653.98           0.08       9.028      87,827       80.17       100
MT                                            1            84,110.74           0.04        9.75      84,111          85       100
NC                                           28         2,361,583.81           1.11      10.788      84,342      79.765     84.77
ND                                            1            27,312.65           0.01      10.625      27,313          75       100
NE                                            2           142,075.00           0.07       9.201      71,038      77.506       100
NH                                            4           571,702.15           0.27      10.248     142,926      76.447     58.91
NJ                                          113        14,564,700.35           6.82      10.933     128,891       73.11     64.01
NM                                           13           963,586.91           0.45       9.284      74,122      75.861     66.03
NV                                           35         5,554,620.62            2.6       9.605     158,703      76.167     50.66
NY                                           88         9,628,447.59           4.51      11.406     109,414      73.488     65.15
OH                                          138         9,431,056.10           4.42      10.064      68,341      78.506     94.05
OK                                           37         3,143,644.41           1.47       10.81      84,963      80.928     92.81
OR                                           73         7,992,513.01           3.74      10.046     109,486      77.539     83.62
PA                                          101         8,258,651.21           3.87      10.628      81,769      79.767     90.84
RI                                            3           291,609.28           0.14      12.602      97,203      72.686       100

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

SC                                            8           560,207.28          0.26       10.295      70,026      79.131     73.54
SD                                            1            65,450.00          0.03        8.625      65,450          85       100
TN                                            3           129,850.00          0.06       10.883      43,283      77.701       100
TX                                           19         1,524,812.68          0.71       10.812      80,253      76.004     61.46
UT                                           97         9,957,120.41          4.66       10.581     102,651      78.066     79.72
VA                                           47         4,342,655.54          2.03       11.091      92,397      79.206       100
VT                                            5           934,500.00          0.44        9.848     186,900      70.023       100
WA                                          145        16,483,511.24          7.72       10.074     113,679      77.276     74.81
WI                                           13         1,124,237.34          0.53       10.552      86,480      77.655     85.78
WV                                           10           608,160.00          0.28       11.081      60,816      79.353       100
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    2,040       213,578,422.78           100       10.424     104,695      76.997     79.45
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Credit Rating                         Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
A                                           547        60,315,274.76          28.24       9.749     110,266      79.004     84.42
B                                           406        39,888,333.53          18.68      10.495      98,247      78.787     82.15
C                                           288        26,708,330.48          12.51       11.18      92,737      75.952     85.18
A+                                          208        24,470,311.07          11.46         9.2     117,646      77.343     67.66
A-                                          243        30,224,405.40          14.15       9.831     124,380      78.984     76.56
B+                                            2           134,367.09           0.06      10.201      67,184          80     55.35
C-                                           47         4,648,334.47           2.18      11.447      98,901      73.342     67.23
D                                           118        10,265,374.22           4.81      12.504      86,995      72.112     85.49
A++                                          10           748,254.68           0.35       8.133      74,825      66.629       100
D1                                           19         2,149,221.13           1.01      11.286     113,117      73.617     77.48
D2                                          152        14,026,215.95           6.57      13.234      92,278      66.207     65.35
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    2,040       213,578,422.78            100      10.424     104,695      76.997     79.45
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Margin                                Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
2.501 -   3.000                              15         1,982,727.05           0.93       8.757     132,182      73.549       100
3.001 -   3.500                              39         4,358,539.75           2.04       9.043     111,757      72.115       100
3.501 -   4.000                              33         4,082,460.43           1.91       9.253     123,711      77.117     98.14
4.001 -   4.500                             142        14,559,781.63           6.82       9.572     102,534      79.828     91.27
4.501 -   5.000                             249        26,156,413.18          12.25       9.382     105,046       79.49     93.39
5.001 -   5.500                             194        20,596,476.01           9.64       9.773     106,167      77.864      86.4
5.501 -   6.000                             267        29,680,625.07           13.9       9.959     111,163      78.008     82.37
6.001 -   6.500                             322        36,122,159.51          16.91      10.274     112,181      77.854     73.46
6.501 -   7.000                             281        29,652,600.78          13.88      10.758     105,525      77.995     67.01
7.001 -   7.500                             179        18,722,333.62           8.77      11.476     104,594      76.434     72.38
7.501 -   8.000                             141        12,409,126.13           5.81      12.454      88,008       71.03     80.06
8.001 -   8.500                              89         7,813,840.35           3.66      13.235      87,796      68.474     65.82
8.501 -   9.000                              48         3,911,420.63           1.83      12.415      81,488      68.598     59.59
9.001 -   9.500                              16         1,205,840.73           0.56      11.676      75,365      72.956     53.25
9.501 -  10.000                              16         1,426,786.95           0.67      11.204      89,174      77.276     71.78
10.001 -  10.500                              2           152,843.71           0.07      11.798      76,422      72.109       100
10.501 -  11.000                              6           671,447.25           0.31       9.189     111,908      78.638     18.48
11.001 -  11.500                              1            73,000.00           0.03           9      73,000       89.57       100
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    2,040       213,578,422.78            100      10.424     104,695      76.997     79.45
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Min:   2.990
Max:   11.240
Weighted Average:   6.132
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Maximum Rate                          Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
12.501 -  13.000                              2           506,009.85           0.24       6.602     253,005      72.659       100
13.001 -  13.500                              2           115,047.64           0.05        6.81      57,524      59.319       100
13.501 -  14.000                              5           572,705.82           0.27       7.677     114,541      75.536     59.67
14.001 -  14.500                             18         2,182,329.58           1.02       8.143     121,241      74.676     74.08
14.501 -  15.000                             74         8,879,105.07           4.16        8.35     119,988      72.984     78.67
15.001 -  15.500                            134        17,173,688.50           8.04       8.803     128,162      76.721     70.87
15.501 -  16.000                            250        30,089,576.10          14.09       9.161     120,358      75.957     79.67
16.001 -  16.500                            234        27,219,816.13          12.74       9.632     116,324      78.619     70.73
16.501 -  17.000                            294        31,351,647.16          14.68      10.053     106,638      79.859     81.93
17.001 -  17.500                            235        24,736,525.98          11.58       10.51     105,262      79.427     82.84
17.501 -  18.000                            199        18,632,675.40           8.72      10.975      93,632      78.757     84.72
18.001 -  18.500                            144        14,045,960.62           6.58      11.584      97,541      77.033     72.33
18.501 -  19.000                            134        12,397,247.19            5.8      12.051      92,517      77.039     91.45
19.001 -  19.500                             92         8,190,123.10           3.83      12.578      89,023      74.777     84.49
19.501 -  20.000                             88         7,066,708.88           3.31      12.963      80,304      75.068     93.16
20.001 >=                                   135        10,419,255.76           4.88       14.45      77,180      66.035     74.51
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    2,040       213,578,422.78            100      10.424     104,695      76.997     79.45
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Min:   12.750
Max:   22.500
Weighted Average:   17.143
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS

SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Minimum Rate                          Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
2.501 -   3.000                               1           206,281.06            0.1        6.75     206,281       74.46       100
3.501 -   4.000                               1            72,250.00           0.03           8      72,250          85       100
4.001 -   4.500                               6           708,735.79           0.33        8.73     118,123      79.749     40.77
4.501 -   5.000                              12         1,503,695.18            0.7       9.156     125,308      79.485     87.01
5.001 -   5.500                              41         4,398,345.09           2.06        9.81     107,277      80.114     98.16
5.501 -   6.000                              45         3,988,861.13           1.87      10.243      88,641      78.054     85.67
6.001 -   6.500                              59         5,481,732.07           2.57       9.917      92,911      74.167     69.01
6.501 -   7.000                              29         2,858,335.80           1.34      10.818      98,563      76.611     62.47
7.001 -   7.500                              40         3,925,272.89           1.84      10.837      98,132      74.889     62.54
7.501 -   8.000                              57         6,297,922.76           2.95       9.288     110,490      74.236     96.57
8.001 -   8.500                              88        10,580,872.69           4.95       8.597     120,237      74.074     81.31
8.501 -   9.000                             538        55,973,629.60          26.21      10.245     104,040      78.893     90.26
9.001 -   9.500                             197        22,679,127.96          10.62        9.36     115,122      76.776     74.45
9.501 -  10.000                             224        25,757,065.29          12.06        9.85     114,987      79.357     74.38
10.001 -  10.500                            163        18,106,013.03           8.48      10.317     111,080      77.949     76.12
10.501 -  11.000                            163        16,907,884.63           7.92      10.792     103,729      79.025     70.09
11.001 -  11.500                             74         6,631,298.52            3.1      11.265      89,612       79.08     87.26
11.501 -  12.000                             79         7,725,199.51           3.62      11.831      97,787      76.728     70.38
12.001 -  12.500                             46         4,585,391.07           2.15      12.326      99,682      75.788     64.35
12.501 -  13.000                             47         4,479,203.24            2.1      12.882      95,302      70.359     82.27
13.001 -  13.500                             25         2,099,463.04           0.98      13.375      83,979       65.15     64.66
13.501 -  14.000                             21         1,654,140.54           0.77      13.827      78,769      60.917     64.49
14.001 -  14.500                             25         2,540,424.19           1.19      14.417     101,617      63.654     61.23
14.501 -  15.000                             44         3,383,509.33           1.58      14.922      76,898      64.531     86.14
15.001 -  15.500                              6           491,021.81           0.23      15.286      81,837          65     51.29
15.501 -  16.000                              9           542,746.56           0.25      15.826      60,305      64.215     30.78
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    2,040       213,578,422.78            100      10.424     104,695      76.997     79.45
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Min:   3.000
Max:   16.000
Weighted Average:   9.589
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Coupon Periodic Cap                   Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
0.501 -   1.000                           1,260       126,846,191.52          59.39      10.348     100,672      77.778     88.53
1.001 -   1.500                             623        68,703,755.73          32.17      10.758     110,279      76.076     62.54
1.501 -   2.000                             152        17,427,746.45           8.16       9.658     114,656       74.89     80.06
2.501 -   3.000                               4           471,877.70           0.22      10.704     117,969        79.6       100
4.001 -   4.500                               1           128,851.38           0.06        10.7     128,851          75         0
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    2,040       213,578,422.78            100      10.424     104,695      76.997     79.45
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Min:   1.000
Max:   4.500
Weighted Average:   1.249
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Next Rate Adjustment Date             Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
1997-06                                       5           875,304.95           0.41       9.312     175,061      80.578     76.48
1997-07                                       9         1,035,578.93           0.48       9.662     115,064      83.221     58.17
1997-08                                      29         3,408,693.71            1.6      10.346     117,541      77.319     79.16
1997-09                                     122        16,128,259.06           7.55      10.282     132,199      76.973     73.47
1997-10                                     143        15,425,380.19           7.22      10.574     107,870       75.79     74.69
1997-11                                      52         6,058,343.62           2.84      10.103     116,507      77.315     68.43
1997-12                                       5           511,016.90           0.24       9.588     102,203      71.919       100
1998-01                                       6           888,455.14           0.42       9.431     148,076       78.15     77.42
1998-02                                      12         1,288,724.95            0.6       9.969     107,394       78.78       100
1998-03                                      16         2,065,199.87           0.97       9.522     129,075      75.233     92.74
1998-04                                      29         3,105,275.08           1.45       9.046     107,078      76.239     85.95
1998-05                                      12         1,401,770.00           0.66       9.431     116,814      81.903       100
1998-06                                       3           335,515.00           0.16       9.651     111,838      84.751       100
1998-10                                       2            68,310.76           0.03      12.597      34,155      67.814         0
1998-11                                       1           111,748.09           0.05          10     111,748          80       100
1998-12                                       3           204,338.64            0.1      11.566      68,113       77.81     76.15
1999-01                                       8         1,112,216.35           0.52      11.773     139,027      71.334     61.46
1999-02                                      34         3,581,257.27           1.68      10.381     105,331      77.369     66.38
1999-03                                     279        29,836,297.87          13.97       10.61     106,940      76.615     69.92
1999-04                                     333        32,495,304.67          15.21      10.873      97,583      75.377     67.94
1999-05                                     124        14,461,103.50           6.77      10.697     116,622       76.27     58.08
1999-09                                       2           169,782.78           0.08      10.457      84,891      72.109     68.67
1999-10                                       1            35,985.69           0.02        10.5      35,986       52.17       100
1999-11                                       2           183,699.25           0.09      10.367      91,850       83.28      65.6
1999-12                                       2           626,260.94           0.29      11.046     313,130      79.976     33.65
2000-01                                       2           178,711.17           0.08       9.841      89,356      77.942       100
2000-02                                      26         3,353,722.86           1.57       9.935     128,989      68.102     60.57
2000-03                                      81         8,697,583.74           4.07        9.49     107,378      76.093     87.41
2000-04                                     114        10,660,907.16           4.99      10.286      93,517      77.702     96.84
2000-05                                      77         7,005,945.79           3.28       9.827      90,986       78.96     91.63
2000-06                                       1           161,500.00           0.08         9.2     161,500          85       100
2002-03                                     106         9,847,358.67           4.61      10.502      92,900       77.18       100
2002-04                                     270        25,025,661.22          11.72      10.509      92,688      78.744      98.2
2002-05                                     128        13,183,058.96           6.17       10.44     102,993      80.754     99.03
2002-06                                       1            50,150.00           0.02          13      50,150          85       100
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    2,040       213,578,422.78            100      10.424     104,695      76.997     79.45
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Current Balance                       Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
     1 -       20,000                       349         5,660,923.81           1.91      12.401      16,220      66.829      94.9
20,001 -       30,000                       641        16,513,725.28           5.58      11.727      25,762      68.088     92.65
30,001 -       40,000                       688        24,380,193.16           8.24      11.377      35,436       70.02     93.22
40,001 -       50,000                       669        30,330,866.73          10.25      11.103      45,338      72.537     87.72
50,001 -       60,000                       557        30,616,280.96          10.34      10.859      54,966      74.095     90.42
60,001 -       70,000                       404        26,273,408.22           8.88      10.905      65,033      74.243     84.12
70,001 -       80,000                       283        21,210,126.40           7.17      10.682      74,947      74.975     86.56
80,001 -       90,000                       240        20,407,879.03            6.9      10.678      85,033      75.012     81.21
90,001 -      100,000                       187        17,869,122.15           6.04      10.826      95,557      77.164     77.93
100,001 -      125,000                      306        34,230,377.19          11.57      10.522     111,864      77.337     82.06
125,001 -      150,000                      153        21,054,508.59           7.11      10.597     137,611      77.175     73.66
150,001 -      200,000                      135        23,178,993.55           7.83      10.576     171,696      74.715     60.18
200,001 -      250,000                       54        12,054,348.26           4.07      10.161     223,229      77.449     64.02
250,001 -      300,000                       25         6,886,220.06           2.33      10.211     275,449      75.827     64.08
300,001 -      400,000                       10         3,376,381.14           1.14      10.254     337,638      78.204     69.57
400,001 -      500,000                        3         1,402,661.63           0.47      10.465     467,554      71.907         0
500,001 -      600,000                        1           510,000.00           0.17         9.5     510,000       61.81         0
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    4,705       295,956,016.16            100      10.847      62,902      74.285     81.32
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Min:   6,092.25
Max:   510,000.00
Average:   62,902.45
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL

ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Current Coupon                        Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
7.251 -   7.500                               4           467,993.78          0.16         7.49     116,998      62.894       100
7.501 -   7.750                               1            55,800.00          0.02         7.75      55,800       67.23       100
7.751 -   8.000                               7           747,562.98          0.25        7.966     106,795      68.894       100
8.001 -   8.250                              50         2,738,132.26          0.93        8.213      54,763      54.555       100
8.251 -   8.500                              41         3,826,644.53          1.29        8.436      93,333      66.567     83.86
8.501 -   8.750                             125         7,832,029.32          2.65        8.695      62,656      66.965     93.61
8.751 -   9.000                             183        15,483,652.92          5.23        8.948      84,610       71.95     86.19
9.001 -   9.250                             165        13,228,014.77          4.47        9.208      80,170      73.068      83.5
9.251 -   9.500                             221        16,672,679.41          5.63        9.458      75,442      73.216        72
9.501 -   9.750                             249        18,581,107.73          6.28        9.691      74,623      74.588     86.33
9.751 -  10.000                             364        27,119,465.39          9.16        9.952      74,504      74.613     80.23
10.001 -  10.250                            195        13,877,139.95          4.69       10.188      71,165      75.888     82.64
10.251 -  10.500                            285        20,419,882.64           6.9       10.444      71,649      75.361     76.66
10.501 -  10.750                            257        17,079,648.42          5.77       10.688      66,458      74.772     74.09
10.751 -  11.000                            310        23,123,392.41          7.81       10.944      74,592       76.51        76
11.001 -  11.250                            190        11,113,893.19          3.76       11.191      58,494      75.581     83.08
11.251 -  11.500                            260        15,803,413.56          5.34       11.437      60,782       76.65     75.84
11.501 -  11.750                            247        14,440,351.24          4.88       11.681      58,463      75.441      77.2
11.751 -  12.000                            266        15,035,209.08          5.08       11.937      56,523      76.448     75.26
12.001 -  12.250                            165         8,881,795.16             3       12.181      53,829      75.933     82.08
12.251 -  12.500                            208         9,913,940.85          3.35       12.444      47,663       75.77     87.12
12.501 -  12.750                            147         7,409,936.13           2.5       12.679      50,408      75.734     87.62
12.751 -  13.000                            178         7,699,397.92           2.6       12.937      43,255      75.782     89.66
13.001 -  13.250                            111         4,553,829.88          1.54       13.176      41,025       77.33     92.14
13.251 -  13.500                            116         4,969,444.20          1.68       13.437      42,840      75.594     97.61
13.501 -  13.750                             73         3,524,695.62          1.19        13.69      48,284        66.7     73.32
13.751 -  14.000                             90         3,585,001.47          1.21       13.957      39,833      72.626     89.57
14.001 -  14.250                             36         1,408,380.20          0.48       14.174      39,122      71.378     85.55
14.251 -  14.500                             62         2,328,423.13          0.79       14.451      37,555      70.011     96.69
14.501 -  14.750                             25           838,659.74          0.28       14.708      33,546      69.428     92.87
14.751 -  15.000                             27           922,097.02          0.31       14.946      34,152      70.539     84.92
15.001 -  15.250                              9           514,405.47          0.17       15.214      57,156      72.039     62.91
15.251 -  15.500                             13           603,962.46           0.2       15.463      46,459      67.241       100
15.501 -  15.750                              6           238,653.95          0.08       15.652      39,776      63.359       100
15.751 -  16.000                              6           251,423.68          0.08       15.936      41,904      66.485       100
16.001 -  16.250                              2            93,439.85          0.03        16.25      46,720      63.258       100
16.251 -  16.500                              4           106,392.86          0.04       16.473      26,598      66.052       100
16.501 -  16.750                              4           402,021.50          0.14       16.742     100,505      65.786      7.85

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

16.751 -  17.000                              1            18,600.00          0.01        16.99      18,600          60       100
17.001 -  17.250                              1            18,853.21          0.01        17.25      18,853       41.65       100
17.251 -  17.500                              1            26,648.28          0.01        17.45      26,648       62.64       100
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    4,705       295,956,016.16           100       10.847      62,902      74.285     81.32
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Min:   7.450
Max:   17.450
Weighted Average:   10.847
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Original Term                         Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
36                                            2            52,314.19           0.02       11.04      26,157      72.087       100
48                                            1            14,730.47              0      13.427      14,730       21.75       100
60                                           43         1,173,023.83            0.4      11.561      27,280      70.955       100
72                                            6           181,722.31           0.06       9.287      30,287       60.74       100
80                                            1            14,861.24           0.01        8.75      14,861       28.85       100
84                                           41         1,089,827.60           0.37      11.374      26,581      64.408       100
96                                           16           439,748.55           0.15      11.217      27,484      70.652       100
108                                           8           286,708.35            0.1      11.113      35,839      63.515     61.63
120                                         257         9,537,269.89           3.22       10.85      37,110      68.514      96.8
130                                           1            20,409.20           0.01         9.5      20,409       42.27       100
132                                           2           155,501.04           0.05       9.451      77,751      68.555       100
144                                          34         1,745,052.43           0.59      10.894      51,325      75.854     98.29
156                                           8           310,701.87            0.1      10.294      38,838      72.529       100
168                                           2            33,003.73           0.01      11.868      16,502      82.111       100
180                                       2,414       136,266,326.94          46.04      11.138      56,448      74.412     84.03
181                                           2            52,806.86           0.02       8.333      26,403      55.852       100
182                                           2            24,382.48           0.01       14.99      12,191      74.415       100
192                                           6           353,904.99           0.12       9.623      58,984      76.045       100
204                                           3           134,226.30           0.05       9.252      44,742      75.384       100
216                                           6           287,727.88            0.1      10.572      47,955      71.646       100
222                                           1            69,384.36           0.02         9.5      69,384       73.16       100
228                                         128         8,364,831.54           2.83       9.973      65,350      74.188     93.66
239                                         105         6,824,818.58           2.31        9.54      64,998      75.505     95.48
240                                         220        12,244,003.91           4.14      11.214      55,655      75.443     96.86
276                                           2           125,642.63           0.04       9.618      62,821      74.586       100
300                                          10           660,448.00           0.22       9.687      66,045      73.996       100
348                                           1           119,943.97           0.04       10.25     119,944       82.76       100
360                                       1,383       115,372,693.02          38.98      10.612      83,422       74.62     72.39
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    4,705       295,956,016.16            100      10.847      62,902      74.285     81.32
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Min:   36
Max:   360
Weighted Average:   252
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Stated Remaining Term                 Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
25 -  36                                      2            52,314.19           0.02       11.04      26,157      72.087       100
37 -  48                                      1            14,730.47              0      13.427      14,730       21.75       100
49 -  60                                     43         1,173,023.83            0.4      11.561      27,280      70.955       100
61 -  72                                      6           181,722.31           0.06       9.287      30,287       60.74       100
73 -  84                                     44         1,157,492.52           0.39      11.527      26,307      63.806       100
85 -  96                                     16           439,748.55           0.15      11.217      27,484      70.652       100
97 - 108                                      8           286,708.35            0.1      11.113      35,839      63.515     61.63
109 - 120                                   258         9,563,918.17           3.23      10.868      37,069      68.498     96.81
121 - 132                                     3           175,910.24           0.06       9.457      58,637      65.505       100
133 - 144                                    34         1,745,052.43           0.59      10.894      51,325      75.854     98.29
145 - 156                                     8           310,701.87            0.1      10.294      38,838      72.529       100
157 - 168                                    10           597,614.86            0.2      10.228      59,761      75.202     49.51
169 - 180                                 2,404       135,655,070.71          45.84      11.138      56,429       74.41     84.18
181 - 192                                     9           398,287.47           0.13       9.904      44,254      76.143       100
193 - 204                                     3           134,226.30           0.05       9.252      44,742      75.384       100
205 - 216                                     6           287,727.88            0.1      10.572      47,955      71.646       100
217 - 228                                   130         8,475,216.41           2.86       9.983      65,194      74.208     93.74
229 - 240                                   324        19,027,821.98           6.43       10.61      58,728      75.455     96.36
265 - 276                                     2           125,642.63           0.04       9.618      62,821      74.586       100
289 - 300                                    10           660,448.00           0.22       9.687      66,045      73.996       100
325 - 336                                     2           236,930.94           0.08      10.696     118,465      69.566     21.73
337 - 348                                    17         1,229,174.58           0.42      10.969      72,304      77.238     85.37
349 - 360                                 1,365       114,026,531.47          38.53      10.607      83,536      74.611     72.38
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    4,705       295,956,016.16            100      10.847      62,902      74.285     81.32
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Min:   35
Max:   360
Weighted Average:   251
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Seasoning                             Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
=<0                                       1,577        93,933,558.29          31.74      10.728      59,565      74.992     86.86
1 -   2                                   2,318       144,914,603.97          48.96      10.868      62,517      75.097     82.69
3 -   4                                     291        20,269,272.35           6.85       10.86      69,654      72.631      75.6
5 -   6                                     245        17,308,741.85           5.85      11.062      70,648      70.279     60.76
7 -   8                                     151        10,920,465.86           3.69      11.134      72,321       69.02     73.21
9 -  10                                      85         6,116,125.22           2.07      10.941      71,954      70.325     61.05
11 -  12                                     13           892,578.06            0.3      10.892      68,660      71.639     46.93
13 -  14                                      6           362,417.67           0.12      10.235      60,403      79.814     70.07
15 -  16                                      5           369,673.98           0.12      10.497      73,935      76.025     90.84
17 -  18                                      4           290,986.25            0.1      11.436      72,747       75.07       100
19 -  20                                      3           181,551.05           0.06      11.444      60,517      81.586       100
21 -  22                                      1            38,658.20           0.01      10.875      38,658          90       100
23 -  24                                      1            41,000.51           0.01        12.7      41,001          80       100
27 -  28                                      1           185,440.79           0.06       10.75     185,441        64.1         0
31 -  32                                      1            51,490.15           0.02        10.5      51,490       89.25       100
69 -  70                                      1            26,648.28           0.01       17.45      26,648       62.64       100
103 - 104                                     2            52,803.68           0.02      15.482      26,402      61.222       100
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    4,705       295,956,016.16            100      10.847      62,902      74.285     81.32
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Min:   0
Max:   104
Weighted Average:   2
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL

ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Current LTV                           Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
 5.01 -   10.00                              53           950,442.43           0.32      12.968     17,933       71.318     94.62
10.01 -   15.00                             125         3,068,041.07           1.04      12.405     24,544       70.273     75.43
15.01 -   20.00                             193         5,954,036.38           2.01      12.169     30,850       71.818     84.61
20.01 -   25.00                             175         5,404,342.75           1.83      11.967     30,882       67.804     84.92
25.01 -   30.00                             122         4,091,142.37           1.38      11.994     33,534       69.239      89.4
30.01 -   35.00                             130         5,257,693.34           1.78      11.235     40,444        56.53     90.56
35.01 -   40.00                              94         3,910,827.43           1.32      10.784     41,605       48.216     90.78
40.01 -   45.00                              89         3,609,812.21           1.22      10.896     40,560       48.153     85.87
45.01 -   50.00                             119         5,864,738.52           1.98      10.458     49,284       49.607      73.4
50.01 -   55.00                             124         6,642,207.72           2.24      10.715     53,566       54.192     86.61
55.01 -   60.00                             223        13,681,469.52           4.62      10.391     61,352        58.32     72.07
60.01 -   65.00                             278        18,536,476.74           6.26      11.274     66,678       63.956     66.75
65.01 -   70.00                             433        29,143,058.03           9.85      10.683     67,305       68.581     72.88
70.01 -   75.00                             582        40,151,395.28          13.57       10.71     68,989       74.097     69.61
75.01 -   80.00                             942        70,513,879.41          23.83      10.741     74,855       79.415     78.31
80.01 -   85.00                             861        64,290,872.98          21.72      10.718     74,670       84.455     95.16
85.01 -   90.00                             149        14,129,102.55           4.77       10.78     94,826       88.953       100
90.01 -   95.00                              11           580,362.57            0.2      12.504     52,760       92.002       100
95.01 -  100.00                               2           176,114.86           0.06      11.526     88,057       96.382       100
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    4,705       295,956,016.16            100      10.847     62,902       74.285     81.32
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Min:   5.15
Max:   96.66
Weighted Average:   70.25
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Combined Current LTV                  Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
 5.01 -   10.00                               2            29,180.73           0.01      10.458     14,590        8.754       100
10.01 -   15.00                               6           142,669.32           0.05       9.599     23,778       12.421      61.5
15.01 -   20.00                              17           449,542.05           0.15      10.468     26,444       17.213     87.34
20.01 -   25.00                              26           812,573.85           0.27       9.964     31,253       22.995     84.53
25.01 -   30.00                              26           836,730.09           0.28       10.32     32,182       27.633      79.7
30.01 -   35.00                              64         2,511,797.41           0.85      10.476     39,247       32.849     86.03
35.01 -   40.00                              67         3,014,465.11           1.02      10.394     44,992       38.097     88.03
40.01 -   45.00                              79         3,109,437.87           1.05      10.765     39,360       42.905     86.67
45.01 -   50.00                             129         6,087,438.03           2.06      10.564     47,189       47.955     72.36
50.01 -   55.00                             132         6,881,801.13           2.33      10.796     52,135       52.748     86.79
55.01 -   60.00                             238        14,283,586.91           4.83      10.437     60,015       57.993     70.49
60.01 -   65.00                             312        19,303,804.10           6.52      11.346     61,871       63.637     66.84
65.01 -   70.00                             474        30,499,743.45          10.31      10.757     64,345       68.519     72.55
70.01 -   75.00                             673        43,194,303.76          14.59      10.826     64,182        74.03     69.74
75.01 -   80.00                           1,083        74,916,380.50          25.31      10.818     69,175       79.351     79.04
80.01 -   85.00                           1,180        73,847,224.41          24.95      10.933     62,582       84.387     95.56
85.01 -   90.00                             184        15,278,860.01           5.16      10.895     83,037       88.809     99.24
90.01 -   95.00                              11           580,362.57            0.2      12.504     52,760       92.002       100
95.01 -  100.00                               2           176,114.86           0.06      11.526     88,057       96.382       100
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    4,705       295,956,016.16            100      10.847     62,902       74.285     81.32
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Min:   8.37
Max:   96.66
Weighted Average:   74.29
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Junior Loan Ratio                     Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
 0.001 -  10.000                           20            335,778.17            1.43       13.42     16,789       81.074     84.78
10.001 -  20.000                          147          3,638,727.86           15.48      12.612     24,753        80.08     90.31
20.001 -  30.000                          266          8,018,114.60            34.1       12.26     30,143       76.984        83
30.001 -  40.000                          171          5,947,409.66            25.3      12.363     34,780       76.342     88.19
40.001 -  50.000                           71          2,505,046.34           10.65      12.097     35,282        75.39        94
50.001 -  60.000                           18            655,547.56            2.79       12.01     36,419       69.624     92.38
60.001 -  70.000                           23            901,693.82            3.84      11.911     39,204       67.253     78.44
70.001 -  80.000                           16            766,530.68            3.26      11.257     47,908       68.772     97.75
80.001 -  90.000                           10            442,144.11            1.88      12.197     44,214       65.878       100
90.001 - 100.000                            5            299,814.52            1.28      11.665     59,963       72.945       100
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    747         23,510,807.32             100      12.278     31,474       76.083     87.75
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Min:   6.33
Max:   95.59
Weighted Average:   33.88
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------


---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Product Type                          Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Fixed - 5 Year                               38           841,135.80           0.28      11.476     22,135       67.426       100
Fixed - 10 Year                             324        11,304,257.96           3.82      10.854     34,890       67.783     96.33
Fixed - 15 Year                           1,437        63,787,585.29          21.55      10.853     44,389       72.632     89.55
Fixed - 20 Year                             473        28,356,086.90           9.58      10.403     59,949       75.014     95.69
Fixed - 25 Year                              12           786,090.63           0.27       9.676     65,508        74.09       100
Fixed - 30 Year                           1,384       115,492,636.99          39.02      10.611     83,448       74.629     72.42
Balloon - 15/30                           1,037        75,388,222.59          25.47      11.374     72,698       75.937     79.94
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    4,705       295,956,016.16            100      10.847     62,902       74.285     81.32
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International

Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Lien Position                         Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
1st Lien                                  3,958       272,445,208.84          92.06      10.724     68,834        74.13     80.77
2nd Lien                                    746        23,454,638.34           7.93      12.274     31,441       76.156     87.72
3rd Lien                                      1            56,168.98           0.02       13.97     56,169        45.57       100
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    4,705       295,956,016.16            100      10.847     62,902       74.285     81.32
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Balloon                               Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Balloon                                   1,037        75,388,222.59          25.47      11.374     72,698       75.937     79.94
Non-Balloon                               3,668       220,567,793.57          74.53      10.667     60,133        73.72     81.79
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    4,705       295,956,016.16            100      10.847     62,902       74.285     81.32
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Property Type                         Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Single Family Residence                   4,304       271,637,045.22          91.78      10.854      63,113      74.403     81.22
Rowhouse/Townhouse/Condo                    216        11,279,404.12           3.81      10.908      52,219      75.333     81.94
Two to Four Family Homes                    182        12,679,778.58           4.28       10.61      69,669      70.659     82.35
Other                                         3           359,788.24           0.12      12.329     119,929       79.93       100
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    4,705       295,956,016.16            100      10.847      62,902      74.285     81.32
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Occupancy                             Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Investor Property                           348        18,018,975.67           6.09      11.085     51,779       70.908     74.91
Owner Occupied                            4,357       277,937,040.49          93.91      10.832     63,791       74.504     81.74
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    4,705       295,956,016.16            100      10.847     62,902       74.285     81.32
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Documentation Level                   Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Full Documentation                        4,090       240,671,603.29          81.32      10.849     58,844       75.084       100
Light Documentation                         195        18,725,065.09           6.33      10.808     96,026       72.778         0
Stated Documentation                        420        36,559,347.78          12.35      10.855     87,046       69.801         0
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    4,705       295,956,016.16            100      10.847     62,902       74.285     81.32
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Geographic Distribution               Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
AL                                           34         1,037,701.87          0.35        10.48      30,521      74.053       100
AR                                           25         1,102,485.27          0.37       10.284      44,099      79.644       100
AZ                                           97         5,865,586.21          1.98       10.971      60,470      78.186     92.61
CA                                          310        32,565,566.89            11       10.052     105,050      73.297     64.48
CO                                          114         8,058,154.72          2.72       10.713      70,686      75.136     83.08
CT                                           32         3,179,264.48          1.07       10.735      99,352      70.058     70.69
DC                                           13         1,057,771.87          0.36       10.336      81,367      78.662     93.04
DE                                           31         1,894,115.49          0.64        9.865      61,100      73.388     92.51
FL                                          392        24,345,529.80          8.23       11.114      62,106      74.503     66.53
GA                                          136         7,905,260.67          2.67       11.026      58,127      76.987     84.75
HI                                            4           647,735.63          0.22        9.829     161,934      75.717     67.91
IA                                           21           893,931.92           0.3        11.51      42,568      74.702     89.82
ID                                           23         1,376,878.33          0.47       10.511      59,864      75.937     67.83
IL                                          196        12,645,510.34          4.27       11.024      64,518      74.837     93.08
IN                                          232        10,770,303.54          3.64       11.185      46,424      77.559     94.93
KS                                           75         3,914,873.92          1.32       11.922      52,198      76.565     96.83
KY                                           30         1,886,465.92          0.64       10.798      62,882      74.249     68.31
LA                                           62         2,962,877.81             1       10.358      47,788      76.751     95.99
MA                                           99         7,146,227.86          2.41       10.771      72,184      68.824     78.19
MD                                          134         9,263,369.17          3.13       10.716      69,130       73.76     83.94
ME                                           10           509,590.89          0.17       10.687      50,959      69.879     93.54
MI                                          256        13,370,519.03          4.52       11.399      52,229      74.633     89.31
MN                                           52         2,784,130.86          0.94       11.119      53,541      75.382     86.28
MO                                          178         8,220,828.11          2.78       11.818      46,184      76.479     96.08
MS                                           29         1,397,787.15          0.47       10.692      48,200      75.078     81.27
MT                                           12           539,981.05          0.18       11.086      44,998      77.289     75.26
NC                                          184        10,077,059.87           3.4       11.329      54,767      78.552     96.47
ND                                            1            50,374.07          0.02         12.5      50,374        74.1       100
NE                                           28         1,694,383.25          0.57        11.39      60,514      78.975       100
NH                                           13           926,552.30          0.31       11.082      71,273      71.824     89.69
NJ                                          132        10,661,450.90           3.6       11.122      80,769      70.906     76.15
NM                                           20         1,239,320.15          0.42       10.456      61,966      67.097     53.01
NV                                           59         5,408,520.87          1.83       10.278      91,670      76.115     72.55
NY                                          249        20,003,220.48          6.76       10.865      80,334      67.732     72.85
OH                                          282        15,072,373.71          5.09       10.486      53,448      74.575      89.7
OK                                           50         2,723,408.16          0.92       11.307      54,468        79.1     79.34
OR                                           80         6,719,866.60          2.27       10.175      83,998      73.517     71.14
PA                                          335        15,968,059.87           5.4       10.979      47,666      74.714     95.16
RI                                           24         1,778,887.26           0.6       10.692      74,120      68.761     57.82

--------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

SC                                          140         7,308,208.53          2.47       11.174      52,201      77.168     93.92
SD                                           11           658,197.45          0.22       11.053      59,836      73.905       100
TN                                           57         3,084,145.58          1.04       10.827      54,108      74.798     87.82
TX                                           13           756,121.23          0.26       12.301      58,163      74.851     59.46
UT                                           96         6,424,293.01          2.17       10.865      66,920      79.201     74.42
VA                                          112         5,940,484.22          2.01       11.106      53,040      73.734     91.82
VT                                           13           778,365.59          0.26       10.613      59,874      69.263       100
WA                                          134         9,678,573.94          3.27       10.397      72,228      74.061     67.64
WI                                           36         1,928,678.74          0.65       10.884      53,574      72.378     83.54
WV                                           31         1,318,568.65          0.45       10.758      42,534      75.514     97.67
WY                                            8           414,452.93          0.14       11.706      51,807      77.685       100
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    4,705       295,956,016.16           100       10.847      62,902      74.285     81.32
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the

Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
                                      Number of       Aggregate           Aggregate    Weighted    Average     Weighted    Percent
                                      Mortgage        Principal           Principal    Average     Current     Average     Full
Credit Grade                          Loans           Balance             Balance      Coupon      Balance     CLTV        Doc
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
A                                         1,147        71,925,827.47           24.3      10.607     62,708        76.95     84.17
B                                           863        50,162,141.98          16.95      11.443     58,125       74.654     88.44
C                                           483        25,861,643.98           8.74      12.117     53,544       72.814     88.54
A+                                          941        65,545,527.32          22.15       9.882     69,655       74.326     75.08
A-                                          788        54,472,197.09          18.41        10.7     69,127       74.378     73.34
B+                                            3           219,617.62           0.07      10.672     73,206       80.137       100
B-                                           15           919,841.85           0.31      12.602     61,323       79.886       100
C-                                           85         5,562,888.29           1.88      12.045     65,446       67.987      74.2
D                                           161         7,660,937.46           2.59      13.329     47,583       64.639     90.03
Unknown                                       1            27,641.87           0.01      12.125     27,642         35.9       100
A++                                         137         7,703,493.08            2.6       9.056     56,230        68.05     99.57
D1                                           10           626,633.52           0.21       12.56     62,663       71.943     50.17
D2                                           71         5,267,624.63           1.78      12.976     74,192       69.184     67.17
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------
Total:                                    4,705       295,956,016.16            100      10.847     62,902       74.285     81.32
---------------------------           ------------    --------------      ---------    --------    --------    --------    -------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp.. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.